UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2005

ABLE LABORATORIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11352	04-3029787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Able Drive, Cranbury, NJ 08512
(Address of principal executive offices) (Zip Code)

(609) 495-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04    Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 19, 2005, we received notice from Citizens Bank of Massachusetts that an event of default had occurred under our Credit Agreement dated March 2, 2004, which established a revolving credit facility in the amount of $20,000,000. We currently have no borrowings outstanding under the facility but are obligated under a letter of credit drawn in the original amount of $1,287,362. Citizens Bank terminated any and all availability under the revolving credit facility, stated that it would not make any further advances thereunder and that it reserved all rights and remedies to collect any indebtedness owed by us under the facilities established under the credit agreement.

This action, and any further action by Citizens Bank under the Credit Agreement, may have a material adverse effect on our business. We can give no assurance that we will be able to obtain replacement credit facilities or, if we do, that any new credit facility we are able to obtain will be on commercially reasonable terms.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 19, 2005, Able Laboratories, Inc. announced that its Chairman and Chief Executive Officer, Dhananjay G. Wadekar, would be resigning from those positions. Robert G. Mauro, Able’s President and Chief Operating Officer, will be assuming the role of Interim Chief Executive Officer. In this role, Mr. Mauro will work with and report to a Special Committee of the Board of Directors consisting of the Company’s independent directors.

Mr. Mauro, 53, has served as our President and Chief Operating Officer since April 2004. From June 1996 until April 2004, Mr. Mauro was employed by Taro Pharmaceuticals, Inc., initially as Vice President of Marketing and Sales and from June 2000 until April 2004 as president of U.S. Generics and Group Vice President of Marketing and Sales. Mr. Mauro also serves on the board of directors of National Association of Chain Drug Stores Foundation and on the foundation’s Leadership Committee.

On May 19, 2005, we issued a press release announcing these changes. The full text of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01    Other Events

On May 19, 2005, we issued a press release regarding our ongoing internal review of our operating practices. The full text of the press release is attached hereto as Exhibit 99.2 to this Report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release dated May 19, 2005

99.2    Press Release dated May 19, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLE LABORATORIES, INC.

By:	/s/ Nitin Kotak
Nitin Kotak
Vice President, Finance and Accounting

Date: May 25, 2005

Exhibit Index

Exhibit No.    Description

99.1        Press Release dated May 19, 2005

99.2        Press Release dated May 19, 2005

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